UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022 (March 3, 2022)

ALBERTON ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Exact Name of Registrant as Specified in its Charter)

British Virgin Islands

(State or Other Jurisdiction of Incorporation)

001-38715	N/A
(Commission File Number)	(IRS Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

+852 2117 1621

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On March 3, 2022, Alberton Acquisition Corporation (the “Company”) received notice that the Nasdaq Listing Qualifications Panel (the “Panel”) has granted the Company’s request for continued listing on The Nasdaq Capital Market pursuant to a further extension and subject to, among other things, the Company’s demonstration of compliance with all initial listing standards required by The Nasdaq Stock Market’s (“Nasdaq”) rules and consummation of the merger with SolarMax Technology, Inc. (“SolarMax”) by April 26, 2022.

As previously disclosed, in December 2021, the Company attended a hearing before the Panel, at which it presented its plan to regain compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Following the hearing, and as disclosed on January 5, 2022, the Panel granted the Company’s request to continue its listing on Nasdaq through the original March 14, 2022. On February 28, 2022, the Company submitted a request for additional extension through April 26, 2022 because it needed additional time to prepare and include the audited financial statements for the year ended December 31, 2021 for the Company and SolarMax in the registration statement on Form S-4 and the related proxy statement/prospectus in connection with the merger, which request was granted by the Panel on March 3, 2022. The Panel stated that April 26, 2022 represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant. As a result, if the merger is not completed and the Company does not demonstrate compliance with the applicable Nasdaq listing requirements by April 26, 2022, the Panel will issue a final delist determination and the Company will be suspended from trading on Nasdaq.

While the Company is working toward regaining compliance with all applicable requirements for continued listing on Nasdaq, there can be no assurance that the Company will be able to demonstrate compliance by the deadlines set forth above or that the Panel will grant the Company an extension in the event compliance is not timely achieved.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated March 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2022

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
	Name: Title:	Guan Wang Chief Executive Officer

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